UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2026

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 East High Street, PO Box 688, Jefferson City, Missouri 65102 (Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2026, Hawthorn Bancshares, Inc. (the "Company") announced that the board of directors of each of the Company and Hawthorn Bank increased their respective sizes by one member, and appointed Grant T. Burcham to serve on both the Company's and Hawthorn Bank's board of directors to fill such newly created vacancies, in each case, effective April 29, 2026. Mr. Burcham was elected as a Class III director on the Company's board of directors, and he will hold office for a term expiring at the Company’s 2028 annual meeting of shareholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

There is no arrangement or understanding between Mr. Burcham and any other person pursuant to which Mr. Burcham was selected to serve as a director of the Company. The Company is not aware of any transactions involving Mr. Burcham that are reportable under Item 404(a) of Regulation S-K.
Mr. Burcham will be eligible to receive compensation for his service as a director in accordance with the Company's standard arrangements for non-employee directors of the Company, which arrangements are described under the heading "Director Compensation" in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026.
Item 7.01 Regulation FD.
On April 29, 2026, the Company issued a press release announcing certain of the matters disclosed above under Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No	Description

99.1	Press release, dated April 29, 2026, issued by Hawthorn Bancshares, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer

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